UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 29, 2008 (April 24, 2008)

TRANE INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11415	13-3465896
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

One Centennial Avenue, P.O. Box 6820, Piscataway, NJ	08855-6820
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 980-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 29, 2008, the Company issued a press release reporting its results for the quarter ended March 31, 2008 and provided its forward-looking outlook for the Company’s second quarter and fiscal year ending December 31, 2008. The press release, which is attached as Exhibit 99.1, and the information included in Item 7.01 of this Form 8-K are incorporated herein by reference. The projections constituting the outlook included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts. In this regard, see the information included below under the caption “Information Concerning Forward-Looking Statements.”

The information in the earnings release and in this Item 2.02 is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references such information.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 24, 2008, W. Craig Kissel, Senior Vice President of the Company and President of Trane Commercial Systems, announced his intention to retire three months after the closing of the acquisition of the Company by Ingersoll-Rand Company Limited.

Item 7.01	Regulation FD Disclosure

On April 29, 2008, the Company issued a press release announcing its results for the quarter ended March 31, 2008 and provided its forward-looking outlook for the Company’s second quarter and fiscal year ending December 31, 2008. The press release, which is attached as Exhibit 99.1, and the information included in Item 2.02 of this Form 8-K are incorporated herein by reference.

The information in the press release and this Item 7.01 is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is filed or furnished as part of this Report to the extent described in Item 2.02 and Item 7.01.

(d)	Exhibits

99.1	Press Release, dated April 29, 2008.

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

Certain of the statements contained in this report, and the exhibit attached hereto, including, without limitation statements as to management’s good faith expectations and beliefs concerning future developments are forward-looking statements. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “anticipate,” “intends” and other words of similar meaning. Forward-looking statements which are based on management’s good faith expectations and beliefs concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s good faith expectations or that the effect of future developments on the Company will be those anticipated by management. Actual results may differ materially from these expectations as a result of many factors including (i) pricing changes to materials used to produce products and the ability to offset those changes through price increases, (ii) changes in U.S. or international economic conditions, such as inflation and interest rate and exchange rate fluctuations, (iii) the actual level of construction activity in the Company’s end-markets, (iv) periodic adjustments to accruals for contingent liabilities, including accruals associated with litigation matters, government investigations, asbestos liabilities and asbestos insurance recoveries, and (v) the amount and timing of operational consolidation expenses and gains or losses on asset sales and tax items. Additional factors that could cause actual results to differ materially from expectations are set forth in the Company’s 2007 Annual Report on Form 10-K and in the “Management’s Discussion and Analysis” section of the Company’s Quarterly Reports on Form 10-Q. In addition, there are risks and uncertainties relating to the sale of the Company to Ingersoll-Rand Company Limited, including the failure to obtain approval by the Company’s shareholders or the failure to satisfy any of the other conditions to closing, costs relating to the proposed transaction, and disruption from the transaction making it more difficult to operate the business prior to closing of the transaction and to maintain relationships with customers, employees, distributors or suppliers. The Company does not undertake any obligation to update any forward-looking statements after the date on which such statements are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRANE INC.

By:	/s/ Brad M. Cerepak
Name:	Brad M. Cerepak
Title:	Vice President and Controller

DATE: April 29, 2008